UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2004

BELO CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8598	75-0135890
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

P.O. Box 655237, Dallas, Texas 75265-5237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 977-6606

None.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
Earnings Press Release
Monthly Statistical Report Press Release

Item 2.02. Results of Operations and Financial Condition.

On October 22, 2004, Belo Corp. announced its consolidated financial results for the third quarter ended September 30, 2004. On October 22, 2004, the company also issued a press release announcing the company’s monthly statistical report for the month and nine months ended September 30, 2004. Copies of these press releases are furnished with this report as exhibits to Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c)      Exhibits.

                99.1 Earnings Press Release dated October 22, 2004

                99.2 Monthly Statistical Report Press Release dated October 22, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 22, 2004

BELO CORP.
By:	/s/ Carey Hendrickson
Carey P. Hendrickson
Vice President/Investor Relations

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Earnings Press Release dated October 22, 2004
99.2	Monthly Statistical Report Press Release dated October 22, 2004